UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) and Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Celgene Corporation (“Celgene”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of Bristol-Myers Squibb (the “Merger”).

On April 17, 2018, Bristol-Myers Squibb announced the commencement, in connection with the Merger, of an exchange offer for any and all outstanding notes (the “Celgene Notes”) issued by Celgene, for up to $19,850,000,000 aggregate principal amount of new notes issued by Bristol-Myers Squibb (the “Bristol-Myers Squibb Notes”) and cash. In conjunction with the offers to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) the Celgene Notes, Bristol-Myers Squibb is concurrently soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (collectively, the “Celgene Indentures”) governing the Celgene Notes to (i) eliminate substantially all of the restrictive covenants in such Celgene Indenture, (ii) eliminate certain of the events which may lead to an “Event of Default” in such Celgene Indenture (other than for the failure to pay principal, premium or interest) and (iii) eliminate any restrictions on Celgene in such Celgene Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated April 17, 2019 in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Merger, which is expected to occur in the third quarter of calendar year 2019.

A copy of the press release issued by Bristol-Myers Squibb is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated April 17, 2019, issued by Bristol-Myers Squibb Company.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 17, 2019, issued by Bristol-Myers Squibb Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: April 17, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary